SUPPLEMENTAL AGREEMENT

          SUPPLEMENTAL AGREEMENT made as of August 10, 1992, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and John J. Dooner (hereinafter referred to as "Executive"):

                      W I T N E S S E T H

          WHEREAS, the Corporation and Executive are parties to an Executive Severance Agreement made as of August 10, 1987
(hereinafter referred to as the "Agreement"); and

          WHEREAS, the Corporation and Executive desire to amend the Employment Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 6.01 of the Agreement is hereby amended effective August 10, 1992, so as to delete "five" and to substitute therefor "ten".

          2. Except as hereinabove amended, the Agreement shall continue in full force and effect

          3. This Supplemental Agreement shall be governed by the laws of the State of New York.



                         THE INTERPUBLIC GROUP OF COMPANIES, INC.

                         By C. Kent Kroeber


                         John J. Dooner, Jr.

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